Harbor Emerging Markets Equity Fund

Supplement to Prospectus dated March 1, 2019
February 4, 2020
Timothy D. Jensen has announced his plans to retire on June 30, 2020 from his portfolio management role at Oaktree Capital Management, L.P., subadviser to the Harbor Emerging Markets Equity Fund (the “Fund”). Upon his retirement, Mr. Jensen will continue to serve as a consultant/advisor through year-end, but will no longer serve as a portfolio manager with day-to-day portfolio management responsibilities for the Fund. Effective immediately, Janet L. Wang will join Frank J. Carroll and Timothy D. Jensen as portfolio manager for the Fund. Messrs. Carroll and Jensen and Ms. Wang jointly manage the Fund.
The following replaces the corresponding information in the “Portfolio Management” section on page 26 of the Prospectus:
Portfolio Managers
Frank J. Carroll Oaktree Capital Management, L.P.
Mr. Carroll is a Managing Director and Co-Portfolio Manager of Oaktree and has co-managed the Fund since its inception in 2013.
Timothy D. Jensen Oaktree Capital Management, L.P.
Mr. Jensen is a Managing Director and Co-Portfolio Manager of Oaktree and has co-managed the Fund since its inception in 2013.
Janet L. Wang Oaktree Capital Management, L.P.
Ms. Wang is a Managing Director and Assistant Portfolio Manager of Oaktree and has co-managed the Fund since 2020.

Harbor Emerging Markets Equity Fund
Supplement to Prospectus dated March 1, 2019 — Continued

The following replaces the corresponding information on page 35 of the Prospectus:
Harbor Emerging Markets Equity Fund
Oaktree Capital Management, L.P. (“Oaktree”), located at 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071, serves as Subadviser to Harbor Emerging Markets Equity Fund. The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
Frank J. Carroll	2013	Mr. Carroll joined Oaktree in 1999 and is a Managing Director and Portfolio Manager within the Emerging Markets Team. Previously, he served as the Head of Distressed Debt for Columbus Advisors LLC and prior to that, he served as the Head Trader for Latin American Fixed Income at Banco Santander and Bankers Trust. In addition, Mr. Carroll was previously an Emerging Markets Trader for Salomon Brothers Inc. Mr. Carroll began his investment career in 1989.
Timothy D. Jensen	2013	Mr. Jensen joined Oaktree in 2000 and serves as a Managing Director and Portfolio Manager. Previously Mr. Jensen served as a Principal and Portfolio Manager at Morgan Stanley Dean Witter Investment Management, with responsibility for investment portfolios focused on Asia ex-Japan and prior to that he worked at Ardsley Partners, where he focused on the Latin American portion of emerging market assets. In addition, he also spent some time at Bankers Trust in its Latin American Merchant Banking Group and at Unifund, a private trust, where he focused on East Asian investments. Mr. Jensen began his investment career in 1987.
Janet L. Wang	2020	Ms. Wang joined Oaktree in 2002 and is a Managing Director and Assistant Portfolio Manager. Previously, she worked for ABN Amro Asia as a research assistant, covering the building materials and airline sectors. Prior to that she worked for Evergreen Fnds in the Instiutional Services department where she served as an institutional services representative. Ms. Wang began her investment career in 2001.
Investors Should Retain This Supplement For Future Reference
S0220.P.HEMEF
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